UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

October 22, 2009

__________

Lightstone Value Plus Real Estate Investment Trust, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland
(STATE OR OTHER JURISDICTION OF INCORPORATION)

333-117367 (COMMISSION FILE NUMBER)	20-1237795 (I.R.S. EMPLOYER IDENTIFICATION NO.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(732) 367-0129
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 20, 2009, Lightstone Value Plus Real Estate Investment Trust, Inc. (the "REIT") issued a letter to investors in response to a mini-tender offer by CMG Acquisition Co., L.L.C. for the REIT’s outstanding shares of common stock. A copy of the letter to investors is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits.

99.1           Letter to Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Date: October 22, 2009	By:	/s/ Donna Brandin
Name: Donna Brandin Title: Chief Financial Officer